UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2011

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

On September 9, 2011, Patheon Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended July 31, 2011 and an update on the Company’s strategy. The full text of the press release, including the financial tables referred to within the release, was posted on the Company’s internet website and is attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, the presentation the Company plans to discuss on the Company’s previously announced September 9, 2011 conference call is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Items 2.02 and 7.01 of this report, including the press release attached hereto as Exhibit 99.1 and the presentation attached hereto as Exhibit 99.2, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2011	PATHEON INC.

	By:	/s/ Eric W. Evans
Eric W. Evans
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release dated September 9, 2011.

99.2	Presentation for the Company’s conference call on September 9, 2011.